                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                          DENTSPLY INTERNATIONAL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

--------------------------------------------------------------------------------
LOGO                                           DENTSPLY INTERNATIONAL
                                               570 West College Avenue
                                               P.O. Box 872
                                               York, PA 17405-0872
                                               (717) 845-7511
                                               Fax (717) 854-2343

                                 April 11, 2003

Dear DENTSPLY Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders to be held on Tuesday, May 13, 2003, at 9:30 a.m., at the Company's Employee Meeting Room in York, Pennsylvania.

     The Annual Meeting will include voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, a report on Company operations and discussion.

     Whether or not you plan to attend, you can ensure that your shares are represented at the Annual Meeting by voting your proxy. You have two ways to vote your proxy. You may vote by mail by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided, or you may vote by internet by following the instructions on the proxy card or going to the internet at www.computershare.com/us/proxy and following the instructions on that site. Your vote is important. Please take a moment now to vote through one of the above methods.

                                        Sincerely,

                                        /s/ John C. Miles II
                                        John C. Miles II
                                        Chairman of the Board and
                                          Chief Executive Officer

                          DENTSPLY INTERNATIONAL INC.
                            570 WEST COLLEGE AVENUE
                         YORK, PENNSYLVANIA 17405-0872

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON TUESDAY, MAY 13, 2003

                            ------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of DENTSPLY International Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 13, 2003, at 9:30 a.m., local time, at the Company's Employee Meeting Room, 570 West College Avenue, York, Pennsylvania, for the following purposes:

          1. To elect four Class II directors to serve for a term of three years and until their respective successors are duly elected and qualified;

          2. To ratify the appointment of PricewaterhouseCoopers LLP, independent accountants, to audit the books and accounts of the Company for the year ending December 31, 2003; and

          3. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

     The Board of Directors has fixed the close of business on March 27, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

     A complete list of the stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours for examination by any stockholder, for any purpose germane to the Annual Meeting, for a period of at least ten days prior to the Annual Meeting, at the office of the Company's Secretary, 570 West College Avenue, York, Pennsylvania.

     THE BOARD OF DIRECTORS URGES YOU TO VOTE YOUR PROXY EITHER BY MAIL OR THROUGH THE INTERNET. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE VOTING OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                                           By Order of the Board of Directors,
                                                     BRIAN M. ADDISON
                                              Vice President, Secretary and
                                                     General Counsel

York, Pennsylvania
April 11, 2003

             YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU
                           OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. OR, IF YOU WISH, YOU MAY PROVIDE YOUR PROXY INSTRUCTION USING THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.

                          DENTSPLY INTERNATIONAL INC.
                            570 WEST COLLEGE AVENUE
                         YORK, PENNSYLVANIA 17405-0872

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DENTSPLY International Inc., a Delaware corporation ("DENTSPLY" or the "Company"), for use at the Company's 2003 Annual Meeting of Stockholders (together with any and all adjournments and postponements thereof, the "Annual Meeting") to be held on Tuesday, May 13, 2003, at 9:30 a.m., local time, at the Company's Employee Meeting Room, 570 West College Avenue, York, Pennsylvania, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, together with the foregoing Notice and the enclosed proxy card, are first being sent to stockholders on or about April 11, 2003.

     The Board of Directors has fixed the close of business on March 27, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were 78,488,919 shares of Common Stock of the Company, par value $.01 per share ("Common Stock"), outstanding and entitled to vote. Each share of Common Stock is entitled to one vote per share on each matter properly brought before the Annual Meeting. Shares can be voted at the Annual Meeting only if the stockholder is present in person or is represented by proxy. The presence, in person or by proxy, at the Annual Meeting of shares of Common Stock representing at least a majority of the total number of shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting.

     Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, either by mail or the internet, which is solicited by the Company's Board of Directors and which will be voted as you direct. In the absence of instructions, shares represented by properly provided proxies will be voted as recommended by the Board of Directors.

     Any proxy may be revoked at any time prior to its exercise by attending the Annual Meeting and voting in person, by notifying the Secretary of the Company of such revocation in writing or by delivering a duly executed proxy bearing a later date, provided that such notice or proxy is actually received by the Company prior to the taking of any vote at the Annual Meeting.

     The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made primarily by mail, facsimile or through the internet, and employees or agents of the Company may solicit proxies personally or by telephone.

     Brokers, banks and other nominee holders will be requested to obtain voting instructions of beneficial owners of stock registered in their names. The Company will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so. Shares represented by a duly completed proxy submitted by a nominee holder on behalf of beneficial owners will be counted for quorum purposes, and will be voted to the extent instructed by the nominee holder on the proxy card or through the internet. The rules applicable to a nominee holder may preclude it from voting the shares that it holds on certain kinds of proposals unless it receives voting instructions from the beneficial owners of the shares (sometimes referred to as "broker non-votes").

                             ELECTION OF DIRECTORS

     The Restated Certificate of Incorporation and the by-laws of the Company provide that the number of directors (which is to be not less than three) is to be determined from time to time by resolution of the Board of Directors. The Board is currently comprised of eleven persons.

     Pursuant to the Company's Restated Certificate of Incorporation, the members of the Board of Directors are divided into three classes. Each class is to consist, as nearly as may be possible, of one-third of the whole number of members of the Board. The term of the Class II directors expires at the Annual Meeting. The terms of the Class III and Class I directors will expire at the 2004 and 2005 Annual Meetings of Stockholders, respectively. At each Annual Meeting, the directors elected to succeed those whose terms expire are of the same class as the directors they succeed and are elected for a term to expire at the third Annual Meeting of Stockholders after their election and until their successors are duly elected and qualified. A director elected to fill a vacancy is elected to the same class as the director he/she succeeds, and a director elected to fill a newly created directorship holds office until the next election of the class to which such director is elected.

     The four incumbent Class II directors are nominees for election this year for a three-year term expiring at the 2006 Annual Meeting of Stockholders. In the election, the four persons who receive the highest number of votes actually cast will be elected. The proxy named in the proxy card and on the internet voting site intends to vote for the election of the four Class II nominees listed below unless otherwise instructed. If a holder does not wish his or her shares to be voted for a particular nominee, the holder must identify the exception in the appropriate space provided on the proxy card or on the internet site, in which event the shares will be voted for the other listed nominees. If any nominee becomes unable to serve, the proxy may vote for another person designated by the Board of Directors or the Board may reduce the number of directors. The Company has no reason to believe that any nominee will be unable to serve.

     The Company's by-laws require that stockholders seeking to nominate persons for election to the Board, or to propose other business to be brought before an Annual Meeting of Stockholders, comply with certain procedures. See "Stockholder Proposals for 2004 Proxy Statement".

     Set forth below is certain information with regard to each of the nominees for election as Class II directors and each continuing Class I and Class III director.

                  NOMINEES FOR ELECTION AS CLASS II DIRECTORS

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Leslie A. Jones...........................  Mr. Jones served as Chairman of the Board of the Company
    Age 63                                  from May 1996 to May 1998. From January 1991 to January
                                            1992, he was a Senior Vice President and Special
                                            Assistant to the President of DENTSPLY International
                                            Inc. ("Old DENTSPLY"). Prior to that time, Mr. Jones
                                            served as Old DENTSPLY's Senior Vice President of North
                                            American Operations. Mr. Jones has served as a director
                                            of the Company since the merger of Old DENTSPLY and
                                            Gendex Corporation ("Gendex") on June 11, 1993 (the
                                            "Merger") and prior thereto served as a director of Old
                                            DENTSPLY.

Gary K. Kunkle, Jr........................  Mr. Kunkle has been the President and Chief Operating
    Age 56                                  Officer of DENTSPLY since January 1997. From January
                                            1992 to January 1997, he served as President of Johnson
                                            & Johnson's Vistakon division. Mr. Kunkle chairs the
                                            Marketing Data Committee for the American Dental Trade
                                            Association and joined the Board of Directors of The
                                            Perrigo Company in October 2002. He was appointed to the
                                            DENTSPLY Board of Directors in March 2002.

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Betty Jane Scheihing......................  Ms. Scheihing is a Senior Vice President of Arrow
    Age 54                                  Electronics, Inc. Ms. Scheihing was appointed to the
                                            Office of the President at Arrow Electronics in 1997.
                                            She was named Senior Vice President, Worldwide
                                            Operations in 1996. Prior to that, she worked since 1967
                                            at Arrow Electronics in a number of operational and
                                            management positions. She serves on the Boards of The
                                            ServiceMaster Company, the Billy Graham Evangelistic
                                            Association and her alma mater, the Philadelphia
                                            Biblical University. Ms. Scheihing was appointed to the
                                            DENTSPLY Board of Directors in August 2001.

Edgar H. Schollmaier......................  Mr. Schollmaier held the position of President of Alcon
    Age 69                                  Laboratories, Inc. of Fort Worth, Texas, a wholly-owned
                                            Subsidiary of Nestle S.A., from 1972 to 1997. He was
                                            Alcon's Chief Executive for the last twenty years of
                                            that term. He also serves as a director of Incara
                                            Pharmaceuticals Corporation, and is a trustee of Texas
                                            Christian University. Mr. Schollmaier has served as a
                                            director of the Company since June 1996.

                  DIRECTORS CONTINUING AS CLASS III DIRECTORS

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Michael J. Coleman........................  Mr. Coleman is the President of Cape Publications and
    Age 59                                  Publisher of FLORIDA TODAY, Melbourne, Florida. He has
                                            been President of the Gannett Co., Inc., South Newspaper
                                            Group since 1991. From July 1986 to May 1991, Mr.
                                            Coleman was President and Publisher of the Rockford
                                            (Illinois) Register Star. Mr. Coleman is a member of the
                                            National Newspaper Association and the American Society
                                            of Newspaper Editors. He is Chairman of Cool Media
                                            Consultants Co. of Florida. Mr. Coleman has served as a
                                            director of the Company since the Merger, and prior
                                            thereto as a director of Gendex.

Paula H. Cholmondeley.....................  Ms. Cholmondeley has served as the Vice President and
    Age 55                                  General Manager of Specialty Products for Sappi Fine
                                            Paper, a subsidiary of Sappi Limited since April 2000
                                            and prior to that from January 1998 until April 2000,
                                            she was a private consultant on Strategic Planning and
                                            Mergers and Acquisitions. From 1992 until January 1998,
                                            Ms. Cholmondeley held various management positions with
                                            Owens Corning, including General Manager of Residential
                                            Insulation. Ms. Cholmondeley served in the White House
                                            Fellows Organization as a Special Assistant to the U.S.
                                            Trade Representative for several countries in the Far
                                            East from 1982 to 1983. She has also held a number of
                                            significant positions with several companies including
                                            several managerial positions with Westinghouse Elevator
                                            Company, and as Chief Financial Officer and Senior Vice
                                            President for Blue Cross of Greater Philadelphia. She
                                            serves on the Board of the Villanova Capital mutual
                                            fund, and the Graduate Executive Board of the Wharton
                                            School. Ms. Cholmondeley was appointed to the DENTSPLY
                                            Board of Directors in September 2001.

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
John C. Miles II..........................  Mr. Miles assumed responsibility as Chairman of the
    Age 61                                  Board and Chief Executive Officer on May 20, 1998. Prior
                                            to that he was named Chief Executive Officer of the
                                            Company on January 1, 1996 and Vice Chairman of the
                                            Board and Chief Executive Officer on January 1, 1997. He
                                            had been President and Chief Operating Officer and a
                                            director of the Company since the Merger, and served as
                                            President and Chief Operating Officer and a director of
                                            Old DENTSPLY commencing January 1990. Mr. Miles is
                                            currently serving as a director of the National
                                            Foundation of Dentistry for the Handicapped,
                                            Respironics, Inc. and the American Dental Trade
                                            Association.

W. Keith Smith............................  Mr. Smith has been retired since December 31, 1998. He
    Age 68                                  served as Vice Chairman of Mellon Financial Corporation
                                            and Mellon Bank N.A. from July 1987 until December 31,
                                            1998. He also previously served as Chairman and Chief
                                            Executive Officer of The Boston Company and Boston Safe
                                            Deposit & Trust Company. In addition, from August 1994
                                            until January 1995, he served as Chief Operating Officer
                                            of The Dreyfus Corporation, and subsequent to January
                                            1995 he served as Chairman of the Board of The Dreyfus
                                            Corporation as well as Chairman of Buck Consultants,
                                            Inc. He currently serves as a director of Invesmart
                                            Inc., PPL Corporation, Baytree Bancorp, Inc. and Baytree
                                            National Bank and Trust Company. Mr. Smith has served as
                                            a director of the Company since the Merger and prior
                                            thereto served as a director of Old DENTSPLY.

                   DIRECTORS CONTINUING AS CLASS I DIRECTORS

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Dr. Michael C. Alfano.....................  Dr. Alfano has been the Dean and Professor of
    Age 55                                  Periodontics and Biological Sciences at the College of
                                            Dentistry, New York University since 1998. Beginning in
                                            1982 until 1998 he held a number of positions with Block
                                            Drug Company, including Senior Vice President for
                                            Research & Technology and President of Block
                                            Professional Dental Products Company. He served on the
                                            Board of Directors of Block Drug Company, Inc. from 1988
                                            to 1998. He serves as a member of or consultant to
                                            various public health organizations, including the
                                            Editorial Board of the American Journal of Dentistry
                                            since 1987, and has served on the Board of Overseers for
                                            the School of Dental Medicine at the University of
                                            Pennsylvania since 1992. In addition, Dr. Alfano is a
                                            consultant to the Consumer Healthcare Product
                                            Association. He is a Director and serves on the
                                            Executive Committee of the Friends of the National
                                            Institute for Dental and Craniofacial Research. Dr.
                                            Alfano was appointed to the DENTSPLY Board of Directors
                                            in February, 2001.

               NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
               ------------                          --------------------------------------
Burton C. Borgelt.........................  Mr. Borgelt has been retired since May 1996. He was
    Age 70                                  named Chief Executive Officer of the Company on February
                                            8, 1995 and served in that capacity until December 31,
                                            1995. Mr. Borgelt served as Chairman of the Board of the
                                            Company from the Merger until May 1996 and has served as
                                            a director of the Company since the Merger. Prior to the
                                            Merger, Mr. Borgelt served as Chairman of the Board and
                                            Chief Executive Officer of Old DENTSPLY commencing in
                                            March 1989 and as the Chief Executive Officer and a
                                            director of Old DENTSPLY commencing in February 1981.
                                            Mr. Borgelt also serves as a director of Mellon
                                            Financial Corporation and Mellon Bank N.A.

William F. Hecht..........................  Mr. Hecht has been the President of PPL Corp., a
    Age 60                                  diversified utility and energy services company, since
                                            1991 and in 1993 he also became its Chairman and Chief
                                            Executive Officer. Mr. Hecht is also Vice Chairman of
                                            the Board of Trustees of Lehigh University and serves on
                                            the Board of Directors for Lehigh Valley Hospital and
                                            Health Network. He also serves on the board of directors
                                            of RenaissanceRe Holdings Ltd., a global provider of
                                            reinsurance and insurance coverage whose principal
                                            product is property catastrophe insurance. Mr. Hecht was
                                            appointed to the DENTSPLY Board of Directors in March
                                            2001.

VOTES REQUIRED

     The Class II directors will be elected by a plurality of the votes of shares present and entitled to vote. Accordingly, the four nominees for election as directors who receive the highest number of votes actually cast will be elected. Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect on the outcome of the election of directors.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES FOR
                        ELECTION AS CLASS II DIRECTORS.

BOARD OF DIRECTORS AND COMMITTEES

     The Company's Board of Directors held six meetings during 2002, one of which was a telephone meeting. The Board has an Executive Committee, an Audit and Information Technology Committee ("Audit Committee"), a Board Governance Committee and a Human Resources Committee, which has a Stock Option Subcommittee. The current composition and activities of the Committees are described below.

     The Executive Committee acts for the Board and provides guidance to the executive officers of the Company between meetings of the Board. The members of the Executive Committee are Messrs. Miles (Chairman), Borgelt, Jones, and Smith. Mr Chapman served on the committee until his retirement in May 2002 and Mr. Smith was appointed to the Committee in September 2002. The Executive Committee held two meetings during 2002, both of which were telephone meetings.

     The Audit Committee is responsible for selecting and retaining the independent accountants, setting the independent accountants' compensation, pre-approving all auditing and permitted non-audit services by the independent accountants, reviewing with the independent accountants the scope and results of the audit, reviewing the adequacy and effectiveness of the Company's system of internal control and performing the other duties set forth in the Audit Committee Charter. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     The members of the Audit Committee are Messrs. Schollmaier (Chairman), Hecht, and Jones and Ms. Cholmondeley. The Board has determined that the Audit Committee satisfies the independence and other requirements of the rules of the NASDAQ Stock Market. Mr. Chapman served on the Committee until his retirement from the Board in May 2002. The Audit Committee held four meetings during 2002.

     The Board Governance Committee is responsible for identifying and recommending individuals to serve on the Board, reviewing and recommending Board policies and governance practices and appraising the performance of the Board and performing the other duties set forth in the Board Governance Committee Charter, a copy of which is attached as Appendix B. The members of this Committee are Messrs. Jones (Chairman) and Smith and Dr. Alfano. Mr. Miles served on the Committee until September 25, 2002, when he was replaced by Dr. Alfano. The Board Governance Committee held one meeting during 2002.

     The Human Resources Committee is responsible for evaluating and administering compensation levels for all officers of the Company, reviewing and evaluating employee compensation generally, and employee benefit plans. In 2002, the Board of Directors promulgated and adopted a Charter for the Human Resources Committee. A copy of this Charter is included as Appendix C. Its current members are Messrs. Coleman (Chairman), Alfano, Borgelt, and Smith, and Ms. Scheihing. The Human Resources Committee met three times during 2002. The Stock Option Subcommittee was created in 1998 and is responsible for administering the Company's 1998 and 2002 Stock Option Plans. Its current members are Messrs. Coleman (Chairman), Alfano and Smith, and Ms. Scheihing. Mr. Fetterolf served on the Human Resources committee and the Stock Option Subcommittee until his retirement from the Board in May 2002.

     No directors attended fewer than 75% of the total number of meetings of the Board and the meetings of any committee of the Board on which a director served during the period in which the director served on the Board and such committee during the year ended December 31, 2002.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Audit Committee appointed PricewaterhouseCoopers LLP ("PwC"), independent accountants, as accountants to audit the financial statements of the Company for the year ending December 31, 2003.

     In connection with the audit of the Company's financial statements, it is expected that PwC will also audit the books and accounts of certain subsidiaries of the Company at the close of their current fiscal years. A representative of PwC will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.

     The proposal to ratify the appointment of PwC will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If there is an abstention noted on the proxy card for this proposal, the abstention will have the effect of a vote against the proposal even though the shares represented thereby will not be counted as having been voted for or against the proposal. Broker non-votes will be treated as shares not capable of being voted on the proposal and, accordingly, will have no effect on the outcome of voting on the proposal.

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR RATIFICATION
      OF THE SELECTION OF PWC AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table sets forth the compensation earned by the Company's chief executive officer and the four other highest-paid executive officers of the Company whose salary and bonus for the year ended December 31, 2002 were in excess of $100,000 (collectively, the "named executive officers") for each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                       ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                                 --------------------------------   -------------------------------
                                                                           AWARDS           PAYOUTS
                                                                    ---------------------   -------
                                                                    RESTRICTED
                                                     OTHER ANNUAL     STOCK      OPTIONS/    LTIP      ALL OTHER
        NAME AND                 SALARY     BONUS    COMPENSATION    AWARD(S)      SARS     PAYOUTS   COMPENSATION
   PRINCIPAL POSITION     YEAR     ($)       ($)         ($)           ($)         (#)        ($)         ($)
   ------------------     ----   -------   -------   ------------   ----------   --------   -------   ------------
John C. Miles II........  2002   700,000   678,700       --            --        211,550      --        159,728(1)
  Chairman of the Board   2001   650,000   639,600       --            --        225,000      --        137,474(1)
  and Chief Executive     2000   564,300   514,400       --            --        215,550      --         99,762(1)
  Officer

Gerald K. Kunkle, Jr. ..  2002   460,000   362,400       --            --        106,400      --         75,451(1)
  President and           2001   427,800   336,700       --            --        123,600      --         52,634(1)
  Chief Operating         2000   357,400   260,700       --            --        140,100      --        103,278(1)
    Officer

Thomas L. Whiting.......  2002   325,000   235,200       --            --         65,500      --         48,771(1)
  Executive Vice          2001   290,500   220,100       --            --         39,150      --         37,119(1)
    President             2000   254,500   189,600       --            --         50,550      --         66,275(1)

Rudolf Lehner...........  2002   310,283   230,868       --            --         34,500      --         41,766(3)
  Senior Vice President   2001    58,045    96,741       --            --         39,150      --          1,453(3)
    (2)                   2000        --        --       --            --             --      --             --

William R. Jellison.....  2002   294,000   196,000       --            --         34,500      --         37,822(1)
  Senior Vice President   2001   263,000   189,700       --            --         39,150      --         27,376(1)
                          2000   230,000   153,700       --            --         50,550      --         47,655(1)

(1) Consists of amounts contributed to The DENTSPLY International Inc. Employee Stock Ownership Plan (the "Company ESOP") and allocations to the Company's Supplemental Executive Retirement Plan ("SERP"). Under the Internal Revenue Code (the "Code"), the maximum amount that can be contributed annually to the Company ESOP in respect of any employee is generally an amount equal to the lesser of $30,000 or 25% of such employee's covered compensation. Employee interests in the Company ESOP and SERP are subject to vesting in accordance with the respective plans.

(2) Mr. Lehner has been an employee of the Company since October 1, 2001. His compensation is paid in Euros. The exchange rates used to determine the U.S. dollar equivalents for 2002 and 2001 were 1.0494 and 0.8834, respectively.

(3) 2002 includes allocations to the Company's SERP. 2002 and 2001 include compensation for the tax effect of a company car which is treated as a benefit in kind.

     The following table sets forth certain information with respect to grants of options during the year ended December 31, 2002 and their potential realizable values.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                               INDIVIDUAL GRANTS
                                      -------------------------------------------------------------------
                                                     % OF TOTAL
                                                      OPTIONS
                                                     GRANTED TO    EXERCISE                    GRANT DATE
                                        OPTIONS     EMPLOYEES IN     PRICE        EXPIRATION    PRESENT
                NAME                  GRANTED (#)   FISCAL YEAR    ($/SHARE)         DATE      VALUE ($)
                ----                  -----------   ------------   ---------      ----------   ----------
John C. Miles II....................     26,550         1.69        33.980        01/21/2012     336,471(1)
John C. Miles II....................    185,000        11.75        36.970        12/11/2012   2,319,789(2)
                                        -------        -----                                   ---------
  Total, John C. Miles II...........    211,550        13.44        36.595(3)                  2,656,260
Gerald K. Kunkle, Jr. ..............    106,400         6.76        36.970        12/11/2012   1,334,192(2)
Thomas L. Whiting...................     65,500         4.16        36.970        12/11/2012     821,331(2)
Rudolf Lehner.......................     34,500         2.19        36.970        12/11/2012     432,609(2)
William R. Jellison.................     34,500         2.19        36.970        12/11/2012     432,609(2)

(1) Determined using the Black-Scholes option-pricing model with the following assumptions: expected dividend yield 0.54%, risk-free interest rate 4.35%, expected volatility 34%, and expected life 5.5 years.

(2) Determined using the Black-Scholes option-pricing model with the following assumptions: expected dividend yield 0.50%, risk-free interest rate 3.17%, expected volatility 34%, and expected life 5.5 years.

(3) This reflects the weighted average exercise price of the grants made in 2002.

     The following table sets forth certain information with respect to the exercise of options during the year ended December 31, 2002 and the value of options held at that date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                  OPTIONS HELD AT           IN-THE-MONEY OPTIONS AT
                                                                  FISCAL YEAR-END           FISCAL YEAR-END ($)(1)
                           SHARES ACQUIRED      VALUE       ---------------------------   ---------------------------
          NAME             ON EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----             ---------------   ------------   -----------   -------------   -----------   -------------
John C. Miles II.........      40,000          845,028        893,300        433,400      16,579,375      1,911,985
Gerald K. Kunkle, Jr. ...          --               --        409,850        235,500       7,167,362      1,092,952
Thomas L. Whiting........          --               --        250,450        108,450       4,896,752        378,692
Rudolf Lehner............          --               --         13,050         60,600          78,692        165,318
William R. Jellison......          --               --        155,500         77,450       2,653,899        371,562

(1) Represents the difference between the last reported sale price of the Common Stock as reported on the NASDAQ National Market on December 31, 2002 ($37.20) and the exercise price of the options, multiplied by the number of shares of Common Stock issuable upon exercise of the options.

EMPLOYMENT AGREEMENTS

     The Company is party to employment agreements with all of the named executive officers. Each of these employment agreements provides that, upon termination of such individual's employment with the Company as a result of the employee's death, the Company is obligated to pay the employee's estate the then current base compensation of the employee for a period of one year following the date of the employee's death, together with the employee's pro rata share of any incentive or bonus payments for the period prior to the employee's death in the year of such death. Each of the employment agreements also provides that, in the event that the employee's employment is terminated by the Company (without "cause," as defined in the employment agreements) or by the employee with "good reason" (as described in the employment agreements), (i) the Company will be obligated to pay the employee for a period of two years subsequent to termination of employment at the rate paid to the employee during the prior 12 month period, and (ii) the employee will be entitled to receive the benefits that would have been accrued by him during the two year period following termination of employment under employee benefit plans, programs or other arrangements of the Company or any of its affiliates in which the employee participated before the termination of his employment. In the event that such termination of employment is made by the Company without cause or by the employee with good reason after a "change in control" (as defined in the employment agreements), the employee may require the Company to pay to the employee, within five days after the employee's request for such payment, the present value of the amounts that would have been payable to him under the employment agreement during the two year period following such termination of employment.

     The Company has also entered into employment agreements with certain other members of senior management having terms substantially similar to those described above.

COMPENSATION OF DIRECTORS

     Members of the Board of Directors who are not employees of the Company ("Outside Directors") received an annual fee in 2002 of $25,000 ($29,000 for Outside Directors who are chairpersons of any committee of the Board) and an additional fee of $1,000 for each Board and committee meeting attended in 2002. In 2003, these fees are $30,000 and $34,000, respectively. Each Outside Director elected since 1993 received a non-discretionary grant of options at the time of such Outside Director's election to purchase 9,000 shares of Common Stock. Each Outside Director will automatically receive an additional grant of 9,000 options on every third anniversary of the date of the initial grant of options to such Outside Director. Directors are reimbursed for travel and other expenses relating to attendance at Board and Committee meetings.

     Effective January 1, 1997, the Company established a Directors' Deferred Compensation Plan (the "Deferred Plan"). The Deferred Plan permits Outside Directors to elect to defer receipt of directors fees or other compensation for their services as directors. Outside Directors can elect to have their deferred payments administered as a cash with interest account or a stock unit account. Distributions to a Director under the Deferred Plan will not be made to any Outside Director until the Outside Director ceases to be a Board member.

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     With the exception of Mr. Borgelt, who retired from the Company in 1996, none of the current members of the Human Resources Committee has ever been an officer or employee of DENTSPLY. None of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Human Resources Committee.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of March 3, 2003 held by (i) each person who is known by the Company to have been the beneficial owner of more than five percent of the Company's Common Stock on such date, (ii) each director and nominee for director, (iii) the Company's chief executive officer and the other named executive officers, and (iv) all directors and executive officers of the Company as a group (based on 78,458,951 shares of Common Stock outstanding as of such date).

                                                                   SHARES OWNED
                                                                   BENEFICIALLY
               DIRECTORS, EXECUTIVE OFFICERS                  ----------------------
               AND FIVE PERCENT STOCKHOLDERS                   NUMBER        PERCENT
               -----------------------------                  ---------      -------
FMR Corp....................................................  8,909,113(1)    11.0
  82 Devonshire Street
  Boston, MA 02109
The DENTSPLY International Inc.
  Employee Stock Ownership Plan Trust.......................  7,743,450(2)     9.6
  c/o T. Rowe Price
  P. O. Box 17349
  Baltimore, MD 21297-1349
John C. Miles II............................................  1,022,634(3)     1.3
Burton C. Borgelt...........................................    992,989(4)     1.2
Gerald K. Kunkle, Jr. ......................................    445,359(5)       *
Thomas L. Whiting...........................................    330,783(6)       *
William R. Jellison.........................................    170,209(7)       *
Rudolf Lehner...............................................     13,050(8)       *
Dr. Michael C. Alfano.......................................      6,000(9)       *
Paula H. Cholmondeley.......................................      4,475(10)      *
Michael J. Coleman..........................................     27,095(11)      *
William F. Hecht............................................      4,913(12)      *
Leslie A. Jones.............................................    124,586(13)      *
Betty Jane Scheihing........................................      5,989(14)      *
Edgar H. Schollmaier........................................     60,028(15)      *
W. Keith Smith..............................................     54,416(16)      *
All directors and executive officers as a group (21
  persons)..................................................  3,989,879(17)    4.9

* Less than 1%

 (1) Based on information contained in the Amended Schedule 13G filed by FMR Corp. on February 13, 2003.

 (2) Participants in the Company ESOP have the right to direct the trustee of the Company ESOP as to the voting of shares allocated to such participants' accounts on all matters submitted to a vote of the stockholders of the Company, including the election of directors. Unallocated shares and shares as to which no directions are received by the trustee of the Company ESOP are voted as directed by the Company ESOP Committee, which consists of certain employees of the Company. As of March 3, 2003, 7,337,911 of the shares held by the trust holding the assets of the Company ESOP were allocated to participant accounts and 405,539 shares remained unallocated. Each Company ESOP participant who is fully vested is entitled to receive a distribution of all of the shares of common stock allocated to his or her account as soon as practicable after such participant's employment with the Company terminates. In general, except for certain participants who are age 55 or older and have been participants in the Company ESOP for at least 10 years, participants are not entitled to sell shares allocated to their accounts until their employment has terminated and the shares allocated to such participants' accounts are distributed to them.

 (3) Includes 55,939 shares allocated to the Company ESOP account of Mr. Miles and 902,150 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 3, 2003.

 (4) Includes 96,087 shares owned by a trust of which Mr. Borgelt is a co-trustee with shared investment and voting power, 35,949 shares held by Mr. Borgelt's grandchildren, 169,922 shares held in Mr. Borgelt's individual retirement account, 174,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 3, 2003 and 3,737 shares which could be acquired pursuant to the Deferred Plan when Mr. Borgelt ceases to be a Board member.

 (5) Includes 5,208 shares allocated to the Company ESOP account of Mr. Kunkle, 7,500 shares held in Mr. Kunkle's individual retirement account, 409,850 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 3, 2003 and 7,801 shares which could be acquired pursuant to the SERP upon retirement or termination from the Company.

 (6) Includes 45,685 shares allocated to the Company ESOP account of Mr. Whiting, 250,450 shares which could be acquired pursuant to exercise of options exercisable within 60 days of March 3, 2003 and 3,262 shares which could be acquired pursuant to the SERP upon retirement or termination from the Company.

 (7) Includes 1,500 shares owned by a trust of which Mr. Jellison is a co-trustee with shared investment and voting power, 3,795 shares allocated to the Company ESOP account of Mr. Jellison, 155,500 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 3, 2003 and 3,414 shares which could be acquired pursuant to the SERP upon retirement or termination from the Company.

 (8) Consists of 13,050 shares which could be acquired pursuant to exercise of options exercisable within 60 days of March 3, 2003.

 (9) Consists of 6,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 3, 2003.

(10) Consists of 3,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 3, 2003 and 1,475 shares which could be acquired pursuant to the Deferred Plan when Ms. Cholmondeley ceases to be a Board member.

(11) Includes 6,300 shares held by Mr. Coleman's spouse, 9,000 shares which could be acquired pursuant to exercise of options exercisable within 60 days of March 3, 2003 and 8,795 shares which could be acquired pursuant to the Deferred Plan when Mr. Coleman ceases to be a Board member.

(12) Consists of 3,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 3, 2003 and 1,913 shares which could be acquired pursuant to the Deferred Plan when Mr. Hecht ceases to be a Board member.

(13) Includes 27,000 shares which could be acquired pursuant to exercise of stock options exercisable within 60 days of March 3, 2003 and 2,557 shares which could be acquired pursuant to the Deferred Plan when Mr. Jones ceases to be a Board member.

(14) Consists of 3,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 3, 2003 and 1,489 shares which could be acquired pursuant to the Deferred Plan when Ms. Scheihing ceases to be a Board member.

(15) Includes 7,500 shares owned by a trust of which Mr. Schollmaier is a co-trustee with shared investment and voting power, 18,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 3, 2003 and 9,528 shares which could be acquired pursuant to the Deferred Plan when Mr. Schollmaier ceases to be a Board member.

(16) Includes 27,000 shares which could be acquired pursuant to exercise of stock options exercisable within 60 days of March 3, 2003 and 8,561 shares which could be acquired pursuant to the Deferred Plan when Mr. Smith ceases to be a Board member.

(17) Includes 179,754 shares held by or for the benefit of others, 177,422 shares held in individual retirement accounts, 981 shares held in 401(k) accounts, 180,537 shares allocated to employees' ESOP accounts, 2,609,800 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of March 3, 2003, 38,055 shares which could be acquired pursuant to the Deferred Plan when directors cease to be Board members and 27,221 shares which could be acquired pursuant to the SERP upon retirement or termination of executive officers from the Company.

     The Board of Directors established stock ownership guidelines effective March 2, 1999, to encourage accumulation and retention of Common Stock by executives of the Company, including the named executive officers. The guidelines are stated as a multiple of annual base salary as follows: three times annual base salary for the chief executive officer; two times annual base salary for the chief operating officer; one times annual base salary for senior vice presidents; .75 times base salary for vice presidents and other officers; and .50 times base salary for general managers. The recommended time period for reaching the guidelines is five years. Common Stock allocated to officers in their Company ESOP account and individual retirement plans will be included but stock options will not be counted in determining ownership levels.

           HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Human Resources Committee is pleased to present its report on executive compensation. This report describes the components of the Company's executive officer compensation programs and the basis on which compensation determinations are made with respect to the executive officers of the Company.

COMPENSATION PHILOSOPHY

     It is the philosophy of the Company that a significant portion of executive compensation be directly linked to the Company's success in meeting profit, growth and corporate performance goals, as well as increases in stockholder value. The Human Resources Committee utilizes the following objectives as guidelines for compensation decisions:

     - Provide a competitive total compensation package that enables the Company to attract and retain key personnel.

     - Provide a broad-based compensation package that recognizes the contributions of all management personnel.

     - Provide variable compensation opportunities, primarily on an annual basis, that are directly linked to corporate performance goals.

     - Provide long-term compensation opportunities, through stock options, that align executive compensation with value received by stockholders.

     Section 162(m) of the Code disallows a Federal income tax deduction to publicly held companies for compensation paid to the chief executive officer and the other named executive officers, to the extent that compensation exceeds $1 million for such officer in any fiscal year. This limitation does not apply to compensation that is "performance based" in accordance with certain specific requirements. The Company's 1998 and 2002 stock option plans have been structured so that options granted under the plans qualify as "performance based compensation" and are exempt from the limitations on deduction. Compensation paid to the Company's chief executive officer for 2002 that was not "performance-based compensation" in accordance with Section 162(m) exceeded the $1 million limit. The Committee believes that the chief executive officer and the other named executive officers are being appropriately compensated in a manner that relates to performance and is in the long-term interests of the stockholders. The Committee is not taking action at this time to limit the Company's discretion to pay "non-performance based compensation" to the chief executive officer and the other named executive officers.

COMPENSATION PROGRAM COMPONENTS

     The Human Resources Committee periodically reviews the Company's compensation programs to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. In November 2001, the Committee retained Towers Perrin to study and report on the Company's executive compensation practices and to do competitive evaluations of the total compensation for twelve of the Company's corporate officer and executive positions. The Human Resources Committee reviewed the findings of these studies and made its recommendations regarding compensation to the Board of Directors of the Company at meetings held in December 2001. The compensation program for executive officers is comprised of the following components: base salary, annual incentive compensation and stock options. Each of these components is summarized below.

     Base Salary. In December 2001, the Committee set Mr. Miles' and Mr. Kunkle's base salaries at $700,000 and $460,000, respectively. The base salaries of Messrs. Whiting, Lehner and Jellison were set by the Committee at $316,000, Euro 296,000 and $294,000, respectively. In November 2002, Mr. Whiting was named Executive Vice-President and the Committee set his salary at $370,000.

     Among the factors that the Human Resources Committee considered in setting base salaries for executive officers were its interpretation of the Towers Perrin report regarding salary levels of executive officers of other manufacturing companies of similar size, and evaluation of the performance of the Company and the executive officers. While the Committee believes that it will be appropriate to attempt to maintain base salaries in line with perceived industry averages for comparable companies, the amount of any particular salary increase will also depend upon the individual's job performance. In addition to the Towers Perrin report, the chief executive officer's recommendations were taken into account in setting the base salaries of executive officers other than the chief executive officer.

     Annual Incentive Compensation. Annual bonuses represent payments for the achievement of short-term objectives and recognize both the overall performance of the Company and individual performance in a given year. In December 2001, the Human Resources Committee approved a bonus program for senior executives in 2002.

     Under this bonus program, during 2002, certain target award opportunities were established for the Company's chief executive officer ("CEO"), president and chief operating officer ("COO"), senior vice presidents and other management employees. For the CEO, COO and the chief financial officer ("CFO"), the target consisted of the budgeted level of corporate net income. For the executive and senior vice presidents other than the CFO, the targets consisted of: (i) the budgeted level of corporate net income; and (ii) the budgeted operating income level of the business group applicable to each such executive and senior vice president. For Mr. Miles and Mr. Kunkle, the bonus award for 100% of targeted performance was set at 80% and 65%, respectively, of their base salaries, while for Messrs. Whiting, Lehner and Jellison, the bonus awards for 100% of targeted performance were set at 55% of their respective base salaries. Messrs. Miles, Kunkle, Whiting, Lehner and Jellison exceeded targeted performance and received bonus awards for 2002 of 97.0%, 78.8%, 72.4%, 74.4%, and 66.7%, respectively, of their base salaries.

     The named executive officers also participate in the SERP. The SERP is an unfunded "top-hat" plan for the purposes of providing additional retirement benefits for highly compensated employees of the Company to make the Company's executive retirement benefits more competitive and to make up for contributions that would otherwise have been made for such executives under the terms of the Company's ESOP plan if it were not for the limitations imposed by the Code.

                           HUMAN RESOURCES COMMITTEE

MICHAEL J. COLEMAN                BURTON C. BORGELT               W. KEITH SMITH
MICHAEL C. ALFANO                                           BETTY JANE SCHEIHING

STOCK OPTIONS

     The Company's stock option plans are intended to motivate key employees to put forth maximum efforts toward the continued growth, profitability and success of the Company by providing incentives through the ownership and performance of the Company's Common Stock. The plans are designed to provide benefits to key management only to the extent that stockholders enjoy increases in value.

     In 2002, 672,950 stock options were granted to the Company's executive officers under the 1998 and 2002 stock option plans. The Stock Option Subcommittee of the Human Resources Committee considered the respective stock and option holdings of the executive officers of the Company in comparison with stock and option holdings of executive management of companies of similar size and growth records, based upon the information set forth in the Towers Perrin report, and made option awards during 2002 that were consistent with the compensation philosophy of the Human Resources Committee, as described above, and that were intended to be competitive with industry averages for comparable companies.

     In determining the number of stock options to be granted to Mr. Miles in 2002, the subcommittee compared Mr. Miles' base salary, bonus and past stock option grants to the compensation practices of corporations with revenues of $500 million to $1 billion in Towers Perrin's Executive Compensation Data Base. The grant made to Mr. Miles placed a greater emphasis on the long term portion of his total direct compensation (direct compensation is comprised of base salary, annual bonus and the Black Scholes value of DENTSPLY option grants) while still positioning his total direct compensation between the 50th and 75th percentiles of competitive practice.

                           STOCK OPTION SUBCOMMITTEE

MICHAEL J. COLEMAN    W. KEITH SMITH    MICHAEL C. ALFANO   BETTY JANE SCHEIHING

                           AUDIT COMMITTEE DISCLOSURE

AUDIT COMMITTEE REPORT

     The Audit Committee consists of four directors, all of whom are independent as defined by NASDAQ's listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors. This charter is reviewed at least annually by the Committee and the Board and amended as determined appropriate. A copy of this charter is attached as Appendix A.

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board. In addition, the Committee approves and retains the Company's independent accountants.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to oversee these processes.

     In this context, the Committee has met and held discussions with management and PricewaterhouseCoopers LLP ("PwC"), the Company's independent accountants. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the audited financial statements with management and PwC. The Committee discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     In addition, the Committee has discussed with PwC the accountants' independence from the Company and its management and has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as it has been modified or supplemented.

     The Committee discussed with PwC the overall scope and plans for their audits. The Committee meets with PwC, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based upon the Committee's discussions with management and PwC and the Committee's review of the representations of management and the report of PwC to the Committee, the Committee recommended that the

Board include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

                   AUDIT AND INFORMATION TECHNOLOGY COMMITTEE

PAULA H. CHOLMONDELEY   WILLIAM F. HECHT   LESLIE A. JONES  EDGAR H. SCHOLLMAIER

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Aggregate fees for professional services rendered for the Company by PwC for the years ended December 31, 2002 and 2001 were as follows:

                                                          2002         2001
                                                       ----------   ----------
Audit................................................  $1,088,654   $  975,000
Audit related........................................      84,573      583,000
Tax..................................................     279,079      828,000
Other................................................     235,334      221,000
                                                       ----------   ----------
                                                       $1,687,640   $2,607,000
                                                       ==========   ==========

          The audit fees for the years ended December 31, 2002 and 2001, respectively, were for professional services for the audit of the Company's consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, or for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements.

          The audit related fees for the years ended December 31, 2002 and 2001, respectively, were for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. The fees in 2001 included $570,000 for acquisition-related audit and review procedures.

          Tax fees for the years ended December 31, 2002 and 2001, respectively, were for services related to tax compliance, tax advice, and tax planning. The fees in 2001 included $620,000 for acquisition-related tax planning services.

          Other fees for the years ended December 31, 2002 and 2001 primarily included fees related to actuarial services.

          During the years ended December 31, 2002 and 2001, PwC rendered no professional services to the Company in connection with the design and implementation of financial information systems.

          The Audit Committee reviews summaries of the services provided by PwC and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of PwC.

          The Audit Committee has adopted procedures for relating to pre-approval of services provided by PwC. The Company has early adopted components of the new proxy fee disclosure requirements pertaining to the classification and disclosure of services provided by PwC.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     The following graph shows the cumulative total stockholder return on the Company's Common Stock over the last five fiscal years as compared to the returns of the NASDAQ Total Return Index and the Standard & Poor's Health Care Composite Index. The graph assumes that $100 was invested on December 31, 1997 in the Company's Common Stock and in the NASDAQ Total Return Index and the Standard & Poor's Health Care Composite Index and assumes reinvestment of dividends.

                                Comparison Table

-----------------------------------------------------------------------------------------------------------
Year Ended December 31,                       1997       1998       1999       2000       2001       2002
-----------------------------------------------------------------------------------------------------------
 DENTSPLY International Inc.                 100.00      85.10      78.80     131.60     169.90     189.80
 S&P Health Care Composite Index             100.00     143.90     128.50     176.20     155.10     125.90
 Nasdaq Total Return Index                   100.00     141.00     261.50     157.40     124.90      86.30

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under federal securities laws, the Company's directors, certain officers, and persons holding more than 10% of the Common Stock of the Company are required to report, within specified due dates, their initial ownership and any subsequent changes in ownership of the Company's securities to the Securities and Exchange Commission. The required reporting periods were significantly reduced in August 2002 for most reports to two business days. The Company is required to describe in this proxy statement whether it has knowledge that any person required to file such report may have failed to do so in a timely manner. Based upon reports furnished to the Company and written representations and information provided to the Company by the persons, the Company believes that during fiscal 2002, all such persons complied with all applicable filing requirements, except that while transitioning to the shorter reporting period, one late report each was filed for each of those Directors who defer compensation to stock units, including Messrs. Borgelt, Coleman, Hecht, Jones, Schollmaier and Smith, Ms. Cholmondeley and Ms. Scheihing, and one late report was filed for a transaction by Mr. Borgelt's family trust in December 2002.

                 STOCKHOLDER PROPOSALS FOR 2004 PROXY STATEMENT

     Stockholder proposals that are intended to be presented at the Company's Annual Meeting of Stockholders to be held in 2004 must be received by the Company no later than December 14, 2003, and must otherwise comply with Rule 14a-8, in order to be included in the proxy statement and proxy relating to that meeting.

     The Company's by-laws provide that advance notice of stockholder-proposed business to be brought before an Annual Meeting of Stockholders must be given to the secretary of the Company not less than 60 days in advance of the date of the mailing of materials regarding the prior year's Annual Meeting, which mailing date is identified on the Chairman's letter at the front of this proxy statement. To propose business for an Annual Meeting, a stockholder must specify in writing the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, the proposing stockholder's name and address, the class and number of shares beneficially owned by the stockholder, and any material interest of the stockholder in such business. In order to be brought before the 2004 Annual Meeting, stockholders must notify the Company in writing, in accordance with the procedures set forth above, of any stockholder-proposed business no later than February 12, 2004.

     The Company's by-laws also provide that a stockholder may request that persons be nominated for election as directors by submitting such request, together with the written consent of the persons proposed to be nominated, to the secretary of the Company not less than 60 days prior to the date of the Annual Meeting. To be in proper form, the nominating stockholder must set forth in writing, as to each proposed nominee, the nominee's age, business address, residence address, principal occupation or employment, number of shares of Common Stock of the Company beneficially owned by such person and such other information related to such person as is required to be disclosed by applicable law, and, as to the stockholder submitting the request, such stockholder's name and address as they appear on the Company's books and the number of shares of Common Stock of the Company owned beneficially by such person.

                                   FORM 10-K

     STOCKHOLDERS MAY OBTAIN A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: DIRECTOR OF INVESTOR RELATIONS, DENTSPLY INTERNATIONAL INC., 570 WEST COLLEGE AVENUE, YORK, PENNSYLVANIA 17405-0872.

                                 OTHER MATTERS

     The Board of Directors knows of no matters which are to be brought before the Annual Meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the person named in the enclosed proxy card, or his duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with his judgment on such matters.

                                   APPENDIX A

                          DENTSPLY INTERNATIONAL INC.
                    AUDIT & INFORMATION TECHNOLOGY COMMITTEE
                                    CHARTER

I. PURPOSE

The primary function of the Audit & Information Technology Committee ("Committee") is to assist the Board of Directors ("Board") in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance, business ethics and review of information technology matters. It shall be the policy of the Committee to maintain free and open communication between the Board, the independent accountants, the internal auditors and the management of the company.

II. ORGANIZATION

1. MEMBERS -- The Committee shall be composed of directors who are independent, as defined by the Securities and Exchange Commission and NASDAQ, of the management of the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgement as a committee member. Committee members shall be nominated by the Board, and the Committee shall be composed of not less than three independent Directors who meet the NASDAQ requirements regarding financial knowledge, experience and expertise.

2. MEETINGS -- The Committee will meet on a regular basis and special meetings will be called as circumstances require. The Committee will meet privately from time to time with representatives of the Company's independent accountants, the internal auditor and management. Written minutes will be kept for all meetings.

3. FUNDING -- The Committee shall receive sufficient funding to carry out its functions, including the hiring of outside advisors as deemed appropriate by the Committee.

III. FUNCTIONS

1. INDEPENDENT ACCOUNTANTS -- The Committee shall have responsibility for the appointment, compensation, retention and oversight of the independent accountants. These responsibilities shall include, but not be limited to, the following: (a) Advise the Board annually of the firm retained by the Committee to be the Company's independent accountants; (b) Instruct the independent accountants that they are ultimately responsible to the Board and the Committee; (c) Receive from the independent accountants a formal written statement delineating all relationships between the independent accountants and the Company, confirming their objectivity and independence, including in regard to scope of services; and (d) Receive direct reports from the independent accountants regarding their audit activities and findings.

2. AUDIT PLANS & RESULTS -- Review and approve the plans, scope, fees and results for the annual audit and the internal audits with the independent accountants and the internal auditors. Inquire of management and the independent accountants if any significant financial reporting issues arose during the current audit and, if so, how they were resolved. Discuss and resolve any significant issues raised by the independent accountants in their Letter of Recommendations to Management regarding internal control weaknesses and process improvements. Review the extent of all services and fees to be performed for the Company by its independent accountants and approve all engagements of the independent accountants for services, including specifically all non-audit related services. The approval of non-audit services may be provided by the Chair of the Committee, provided that such approval shall be reviewed at the next immediate meeting of the Committee and subject to ratification by the Committee.

3. ACCOUNTING PRINCIPLES AND DISCLOSURES -- Review significant developments in accounting rules and recommended changes in the Company's methods of accounting or financial statements. The Committee also shall review with the independent accountants the quality and acceptability of the application of the Company's accounting principles to the Company's financial reporting, including any significant proposed changes in accounting principles and financial statements.

4. INTERNAL ACCOUNTING CONTROLS -- Consult with the independent accountants regarding the adequacy of internal accounting controls. Inquire as to the adequacy of the Company's accounting, financial, and auditing personnel resources. As appropriate, consultation with the independent accountants regarding internal controls should be conducted out of management's presence.

5. INTERNAL CONTROL SYSTEMS -- Review with management and internal auditors the Company's internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws, and regulations. Reports on internal audit projects with management responses shall be available for Committee review. Special presentations may be requested of Company personnel responsible for such areas as legal, human resources, information technology, environmental, risk management, tax compliance and others as considered appropriate.

6. INFORMATION TECHNOLOGY -- Review information technology plans with respect to corporate goals, industry trends, and competitive advantages. Review and assess the security of computer systems and applications and contingency plans for computer system breakdowns, particularly with respect to the processing of financial information.

7. COMPLAINT HANDLING -- Review and approve the procedures established for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters.

8. OUTSIDE ADVISORS -- The Committee shall directly engage independent advisors when deemed appropriate by the Committee.

In carrying out its responsibilities, the Committee shall remain flexible in its policies and procedures in order that it can best react to changing conditions and environment and to assure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

                                   APPENDIX B

                          DENTSPLY INTERNATIONAL INC.
                       BOARD GOVERNANCE COMMITTEE CHARTER

I. PURPOSE

The primary function of the Board Governance Committee is to assist the Board of Directors of the Company (the "Board") in the establishment of criteria for the selection and nomination of Board members and to establish policies and procedures for the governance of the Company and the Board. The Committee shall report to the Board on matters relating to the activities of the Committee.

II. ORGANIZATION

A. MEMBERS. The Committee shall consist of directors who are independent, as defined by NASDAQ and SEC rules, and are free from any relationship with the Company or management of the Company that, in the opinion of the Board as evidenced by its election of such Committee members, would interfere with the exercise of independent judgment as a Committee member.

B. MEETINGS. The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or management of the Company. Written minutes of each meeting shall be duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board accompanied by any recommendations to the Board for matters that the Committee determines requires approval of the Board.

III. FUNCTIONS

The Board Governance Committee shall have the following specific responsibilities:

     - Review the qualifications of and recommend to the Board (i) those persons to be nominated for membership on the Board who shall be submitted to the shareowners for election at each Annual Meeting of Shareowners and (ii) the nominees for directors to be elected by the Board to fill vacancies and newly created directorships;

     - Establish criteria for membership on the Board of Directors and its Committees, such as depth of experience, business interest and experience, required expertise and qualifications for membership on each Committee;

     - Aid in recruiting and attracting qualified candidates to serve on the Board;

     - Consider and appraise the performance of incumbent members of the Board in determining whether to recommend that they be nominated for re-election;

     - Make recommendations to the Board concerning (i) the size and composition of the Board and (ii) the size and composition of each standing Committee of the Board;

     - Recommend appointments of directors as members of Committees of the Board;

     - Periodically review and recommend Board policies, including, but not limited to: (i) recommending the policy governing retirement of directors from the Board, (ii) recommending the term of office for directors and whether or not the Board should be classified according to terms, (iii) recommending the desirable ratio of employee and non-employee directors, and (iv) reviewing the format of Board meetings and making recommendations for the improvement of such meetings.

     - Approve the acceptance of outside Board seats by Company executives;

     - Review the compensation of the members of the Board for services as a director or member of any Committee of the Board and make recommendations to the Board concerning the fixing of such compensation;

     - Evaluate Company policies relating to the recruitment of directors, including D&O insurance and indemnification and make recommendations to the Board, or any appropriate Board Committee, regarding such matters; and

     - Review periodically, in the light of changing conditions, new legislation, regulations and other developments, the Company's Code of Conduct, and make recommendations to the Board for any changes, amendments and modifications to the Code that the Committee shall deem desirable.

     - Review and report to the Board annually concerning Board member independence as defined by the NASDAQ rules.

                                   APPENDIX C

                          DENTSPLY INTERNATIONAL, INC.
                           HUMAN RESOURCES COMMITTEE
                                    CHARTER

I. PURPOSE

The primary function of the Human Resources Committee is to provide general oversight and assistance to the Board of Directors of the Company (the "Board") for the organizational structure of the Company and the compensation and hiring plans, policies and practices of the Company, including specifically the compensation of the executive officers.

II. ORGANIZATION

A. Composition. The Committee shall consist of directors who are independent, as defined by NASDAQ and SEC rules, and are free from any relationship with the Company or management of the Company that, in the opinion of the Board as evidenced by its appointment of such Committee members, would interfere with the exercise of independent judgment as a Committee member.

B. Meetings. The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or management of the Company. A majority of the Committee shall constitute a quorum. Written minutes of each meeting shall be duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board accompanied by any recommendations to the Board for matters that the Committee determines requires approval of the Board.

III. FUNCTIONS

A. General. The Committee's general responsibility is to oversee the Company's employment, hiring and compensation plans, personnel practices and policies, and assure that the senior executives of the Company and its wholly-owned affiliates are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The Committee shall communicate to shareholders, as deemed appropriate or as required by the Securities and Exchange Commission or other regulatory body, the Company's compensation policies and practices. More specifically, the Committee shall be responsible for the following:

     - Reviewing periodically the appointments, promotions and performance of certain officers of the Company and the potential successors of the principal executive officers of the Company, as the Committee shall designate, and making recommendations to the Board with respect to such matters to the extent it deems appropriate;

     - Review from time to time and approve the Company's stated compensation strategy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy supports organization objectives and shareholder interests;

     - Review annually and determine the individual elements of total compensation for the executive management of the Company and communicate in the annual Board Compensation Committee Report to shareholders the factors and criteria on which the executive officers', including the Chief Executive Officer's, compensation for the last year was based;

     - Assure that the Company's executive incentive compensation program(s) are administered in a manner consistent with the Company's compensation strategy as to participation, target annual incentive awards, corporate financial goals, and actual awards paid to executive management;

     - Approve, subject to shareholders approval when appropriate, all new equity-related incentive plans for senior management;

     - Recommend to the Board participants in the Company's Supplemental Executive Retirement Plan;

     - Review the recruitment, hiring and promotion practices of the Company and its subsidiaries in the light of applicable legal requirements and corporate governance policies established by the Board;

     - Receive and review annually or otherwise, as the Committee shall deem appropriate, reports on significant matters and actions taken in connection with the operation and administration of the employee benefits plans of the Company and its subsidiaries;

     - Review with the Chief Executive Officer matters relating to management succession;

     - If appropriate, hire experts in the field of executive compensation and other matters related to the functions of the Committee to assist the Committee with its areas of responsibility; and

     - Such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of the Company, or as designated in Company plan documents.

B. Consultants. The Committee shall at all times have the authority to retain and terminate any compensation consultants or other advisors to assist it in any aspect of the evaluation of executive compensation or on any other subject relevant to the Committee's responsibilities, including the authority to approve such consultant's or advisor's fees and other retention terms.

C. Stock Option Plans. Either directly or through delegation to the subcommittee, administer the Company's Stock Option Plans, including but not limited to:

     - Participating in the establishment of option guidelines and general size of overall grants;

     - Making grants;

     - Interpreting the Plans;

     - Determining rules and regulations relating to the Plans;

     - Modifying existing or canceling existing grants and substituting new ones (with the consent of the grantees);

     - Approving any exceptions to receive retiree treatment; and

     - Authorizing foreign subsidiaries to adopt plans pursuant to the provisions of the Plans.

PROXY - DENTSPLY INTERNATIONAL INC.


MEETING DETAILS

EMPLOYEE MEETING ROOM OF DENTSPLY INTERNATIONAL INC., 570 WEST COLLEGE AVENUE, YORK, PA 17404 PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING - TUESDAY, MAY 13, 2003, 9:30 A.M.

The undersigned stockholder of DENTSPLY International Inc. (the "Company") hereby appoints Brian M. Addison as the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company, to be held at the Company's Employee Meeting Room at DENTSPLY International Inc., 570 West College Avenue, York, Pennsylvania, on Tuesday, May 13, 2003, commencing at 9:30 a.m., local time, and at any adjournment or postponement thereof, as follows:

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be signed on reverse side.)




INTERNET VOTING INSTRUCTIONS

YOU CAN VOTE BY INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK!

Instead of mailing your proxy, you may vote using the method outlined below to vote your proxy. Have this proxy card in hand when you call.

           To vote using the Internet

        -- Go to the following web site:
           www.computershare.com/us/proxy

        -- Enter the information requested on your computer screen and follow the simple instructions.


HOLDER ACCOUNT NUMBER  C0123456789

PROXY ACCESS NUMBER 12345

       If you vote by the Internet, please DO NOT mail back this proxy card. Proxies submitted by the Internet must be received by 12:00 midnight, Central Time, on May 9, 2003.

       THANK YOU FOR VOTING

                          DENTSPLY INTERNATIONAL INC.

                           ANNUAL MEETING PROXY CARD

                                                          Holder Account Number


A. Election of Directors       PLEASE REFER TO THE REVERSE SIDE FOR INTERNET
                               VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the following nominees


                                       For      Withhold
                                       [ ]         [ ]
  01 - Leslie A. Jones
  02 - Gary K. Kunkle, Jr.
  03 - Betty Jane Scheihing
  04 - Edgar H. Schollmaier

B. ISSUES

The Board of Directors recommends a vote FOR the following resolutions.

                                            FOR     AGAINST     ABSTAIN
                                            [ ]       [ ]         [ ]

2. Proposal to ratify the appointment
   of PricewaterhouseCoopers LLP,
   independent accountants, to audit
   the books and accounts of the
   Company for the year ending
   December 31, 2003.



C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.


NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.
      All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box

Signature 2 - Please keep signature within the box

Date (dd/mm/yyyy)

Voting Instructions - DENTSPLY INTERNATIONAL INC. - 401(k)



MEETING DETAILS

EMPLOYEE MEETING ROOM OF DENTSPLY INTERNATIONAL INC., 570 WEST COLLEGE AVENUE, YORK, PA 17404 PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING - TUESDAY, MAY 13, 2003, 9:30 A.M.

To T. Rowe Price Retirement Plan Services, Inc., Trustee:


As a participant in the DENTSPLY International Inc. 401(k) Savings Plan (the "401(k)"), I hereby instruct you to vote the shares of Common Stock, par value $.01 per share ("Common Stock"), of DENTSPLY International Inc. (the "Company") allocated to my 401 (k) account (a) in accordance with the following direction and (b) to grant a proxy to the proxy nominated by the Company's Board of Directors authorizing him to vote in his discretion upon such other matters as may properly come before the meeting.

(Continued and to be signed on reverse side.)



INTERNET VOTING INSTRUCTIONS

YOU CAN VOTE BY INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK!

Instead of mailing your proxy, you may vote using the method outlined below to vote your proxy. Have this proxy card in hand when you call.

           To vote using the Internet

        -- Go to the following web site:
           www.computershare.com/us/proxy

        -- Enter the information requested on your computer screen and follow the simple instructions.


HOLDER ACCOUNT NUMBER  C0123456789

PROXY ACCESS NUMBER 12345

       If you vote by the Internet, please DO NOT mail back this proxy card. Proxies submitted by the Internet must be received by 12:00 midnight, Central Time, on May 9, 2003.

       THANK YOU FOR VOTING

                          DENTSPLY INTERNATIONAL INC.

                ANNUAL MEETING VOTING INSTRUCTION CARD - 401(K)

                                                       Holder Account Number


A. Election of Directors       PLEASE REFER TO THE REVERSE SIDE FOR INTERNET
                               VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the following nominees

                                       For      Withhold
                                       [ ]         [ ]

  01 - Leslie A. Jones
  02 - Gary K. Kunkle, Jr.
  03 - Betty Jane Scheihing
  04 - Edgar H. Schollmaier

B. ISSUES

The Board of Directors recommends a vote FOR the following resolutions.

                                            FOR     AGAINST     ABSTAIN
                                            [ ]       [ ]         [ ]

2. Proposal to ratify the appointment
   of PricewaterhouseCoopers LLP,
   independent accountants, to audit
   the books and accounts of the Company
   for the year ending December 31, 2003.


C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.


NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.
      All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box

Signature 2 - Please keep signature within the box

Date (dd/mm/yyyy)

Voting Instructions - DENTSPLY INTERNATIONAL INC. - ESOP



MEETING DETAILS

EMPLOYEE MEETING ROOM OF DENTSPLY INTERNATIONAL INC., 570 WEST COLLEGE AVENUE, YORK, PA 17404 PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING - TUESDAY, MAY 13, 2003, 9:30 A.M.

To T. Rowe Price Retirement Plan Services, Inc., Trustee:

As a participant in the DENTSPLY International Inc. Employee Stock Ownership Plan (the "ESOP"), I hereby instruct you to vote the shares of Common Stock, par value $.01 per share ("Common Stock"), of DENTSPLY International Inc. (the "Company") allocated to my ESOP account (a) in accordance with the following direction and (b) to grant a proxy to the proxy nominated by the Company's Board of Directors authorizing him to vote in his discretion upon such other matters as may properly come before the meeting.

(Continued and to be signed on reverse side.)



INTERNET VOTING INSTRUCTIONS

YOU CAN VOTE BY INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK!

Instead of mailing your proxy, you may vote using the method outlined below to vote your proxy. Have this proxy card in hand when you call.

           To vote using the Internet

        -- Go to the following web site:
           www.computershare.com/us/proxy

        -- Enter the information requested on your computer screen and follow the simple instructions.


HOLDER ACCOUNT NUMBER  C0123456789

PROXY ACCESS NUMBER 12345

       If you vote by the Internet, please DO NOT mail back this proxy card. Proxies submitted by the Internet must be received by 12:00 midnight, Central Time, on May 9, 2003.

       THANK YOU FOR VOTING

                          DENTSPLY INTERNATIONAL INC.

                 ANNUAL MEETING VOTING INSTRUCTION CARD - ESOP

                                                        Holder Account Number


A. Election of Directors       PLEASE REFER TO THE REVERSE SIDE FOR INTERNET
                               VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the following nominees

                                       For      Withhold
                                       [ ]         [ ]

  01 - Leslie A. Jones
  02 - Gary K. Kunkle, Jr.
  03 - Betty Jane Scheihing
  04 - Edgar H. Schollmaier

B. ISSUES

The Board of Directors recommends a vote FOR the following resolutions.

                                            FOR     AGAINST     ABSTAIN
                                            [ ]       [ ]         [ ]

2. Proposal to ratify the appointment
   of PricewaterhouseCoopers LLP,
   independent accountants, to audit
   the books and accounts of the Company
   for the year ending December 31, 2003.


C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.


NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.
      All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box

Signature 2 - Please keep signature within the box

Date (dd/mm/yyyy)